-more- News ONEOK Announces Completion of NGL Fractionation and Pipeline Expansion Projects Includes MB-6 NGL Fractionator and Full Looping of the West Texas NGL Pipeline TULSA, Okla. – Dec. 4, 2024 – ONEOK, Inc. (NYSE: OKE) today announced the completion of MB-6, a 125,000-barrel per day (bpd) natural gas liquids (NGL) fractionator in Mont Belvieu, Texas, and the full looping of the West Texas NGL Pipeline system. The completion of MB-6 increases the company’s fractionation capacity to more than 1 million bpd, reducing the need for third-party fractionation and enhancing ONEOK’s ability to serve growing NGL market demand. Completion of the full looping of the West Texas NGL Pipeline system expands the capacity to 515,000 bpd. Additional pump stations, which are expected to be completed in mid- 2025, will further increase system capacity to 740,000 bpd. "The completion of these important NGL projects demonstrates our dedication to meeting the needs of our customers by providing reliable midstream solutions,” said Pierce H. Norton II, ONEOK president and chief executive officer. “These strategic expansions provide critical NGL transportation and fractionation capacity, supporting NGL growth across our integrated operations." --------------------------------------------------------------------------------------------------------------------- At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world. ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram. Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance Dec. 4, 2024 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1

ONEOK Announces Completion of NGL Fractionation and Pipeline Expansion Projects Dec. 4, 2024 Page 2 (including projected capital expenditures and cash flow), liquidity, management’s plans and objectives for our future growth projects (including dates for expected completion of growth projects) and other future operations, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "might," “outlook,” "plan," "potential," "project," "scheduled," "should," "will," "would" and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including, without limitation, ONEOK being unable to achieve the anticipated benefits of the transaction. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ###